Exhibit 10.1.6

AMENDMENT & CONSENT

June 2, 2008

Union Bank of California, N.A.,
acting as Administrative Agent
445 South Figueroa Street, 15th Floor
Los Angeles, CA 90071
Attn:  Susan Johnson

Dear Susan:

Reference is made to the $300,000,000 Credit Agreement, dated as of August 31, 2005 (as amended, modified or supplemented as of the date hereof, the “Credit Agreement”), among Aquila, Inc. (the “Company”), the banks named therein, and Union Bank of California, N.A., as Administrative Agent and as Issuing Bank.  Capitalized terms used but not defined herein have the meanings given to them in the Credit Agreement.

Section 1.                      Background.

Pursuant to an Agreement and Plan of Merger dated as of February 6, 2007, by and among Great Plains Energy Incorporated (“GPE”), the Company, Black Hills Corporation, and Gregory Acquisition Corp. (the “Merger Agreement”), the Company has agreed to be acquired by GPE.  The transaction will be consummated by merging Gregory Acquisition Corp. with and into Company (the “Merger”), with the Company continuing as the surviving corporation.  Upon completion of the Merger, the Company will become a wholly-owned subsidiary of GPE.

Immediately prior to closing the Merger, and as a condition precedent to the completion of the Merger, the Company will sell certain of its utility properties to Black Hills Corporation for a base purchase price of $940 million (the “Asset Sale”).  None of the assets to be acquired by Black Hills Corporation are pledged as, or otherwise constitute, Collateral.  The net cash proceeds of the Asset Sale will be used, in part, to fund the cash portion of the consideration to be paid to the Company’s shareholders in the Merger.

In connection with the Merger, and in order to achieve the forecast merger synergies, GPE will functionally integrate the utility operations of the Company and Kansas City Power & Light Company, a Missouri corporation and wholly-owned subsidiary of GPE (“KCPL”).  The Company expects to complete the Asset Sale and the Merger on or about July 1, 2008, but no later than August 6, 2008.

Section 8.02(c) of the Credit Agreement provides that the Company may not enter into any merger without the consent of the Required Lenders.  Section 8.02(d)(iii) of the Credit Agreement provides that the Company will use the net cash proceeds of asset sales for general corporate purposes.  Section 8.02(h) of the Credit Agreement permits the Company to enter into only certain

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types of affiliate transactions.  Section 9.01(k) of the Credit Agreement provides that, without the consent of the Required Lenders, a Change in Control constitutes an Event of Default.

Section 2.                      Request for Amendments & Consents.

Subject to the satisfaction of the conditions set forth in Section 3 below, the Company requests that, effective as of the completion of the Merger (the “Effective Date”), the Required Lenders:

a.
consent to the Merger, including the use of the net cash proceeds of the Asset Sale to fund, in part, the cash component of the consideration payable to the Company’s shareholders in connection with the Merger;

b.           consent to the Change in Control that will occur upon completion of the Merger;

c.	amend the first sentence in Section 7.01(n) of the Credit Agreement by adding the words “any material amount” between the words “contributes” and “to”;

d.	amend Section 7.01(o) of the Credit Agreement by deleting the second sentence thereof; and,

e.	amend Section 8.02(h) of the Credit Agreement by adding the following language to the end thereof:

“; provided, that the foregoing restrictions will not apply to affiliate transactions (A) subject to the affiliate transaction rules and regulations of the MPSC or otherwise authorized by the applicable state or federal regulatory authorities, or (B) necessary to functionally integrate and operate the utility operations of the Borrower and Kansas City Power & Light Company”.

Section 3.                      Representations and Warranties; Conditions Precedent.

The Company hereby represents and warrants to you that, as of the Effective Date and after giving effect to the amendments and consents contained in this letter agreement (this “Amendment & Consent”), each of the representations and warranties made by the Company in or pursuant to Section 7.01 of the Credit Agreement (other than the representations and warranties in Section 7.01(b) thereof) will be true and correct in all material respects as if made on and as of the Effective Date (except to the extent such representation and warranty specifically relates to an earlier date, in which case such representation and warranty will have been true and correct in all material respects on and as of such earlier date), and no Event of Default will have occurred and be continuing.  For purposes of this Amendment & Consent, references in Section 7.01 of the Credit Agreement to “this Agreement’, “hereunder”, “hereof” and words of like import referring to the Credit Agreement will be deemed to be a reference to this Amendment & Consent and the Credit Agreement, as modified hereby.

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Notwithstanding anything herein, in no event will the amendments and consents set forth herein become effective unless and until the following condition precedents have been satisfied: (i) GPE has delivered to the Administrative Agent a written guarantee (in a form reasonably acceptable to the Administrative Agent) for the benefit of the Lenders, pursuant to which GPE guarantees the payment and other obligations of the Company under the Credit Agreement; and (ii) GPE has paid, or caused to be paid, to the Administrative Agent a fee to be agreed upon GPE and the Administrative Agent after the date hereof, for the benefit of the Lenders that timely execute this Amendment & Consent.

Section 4. Execution and Delivery.

If you agree to the above requests, please evidence such consent by executing and returning at least four counterparts of this Amendment & Consent to Union Bank of California, N.A., 445 South Figueroa Street, 15th Floor, Los Angeles, CA, Attention: Susan K. Johnson (fax no. 213.236.4096) no later than 10 a.m. (Los Angeles time) on Tuesday, June 10, 2008.

Section 5.                      Miscellaneous.

The execution, delivery and effectiveness of this Amendment & Consent will not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement, nor constitute a waiver of any other provision of the Credit Agreement.  This Amendment & Consent is subject to the provisions of Section 11.01 of the Credit Agreement, and will be binding on the parties hereto and their respective successors and permitted assigns under the Credit Agreement.

This Amendment & Consent may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall constitute an original and all of which taken together shall constitute one and the same instrument.  This Amendment & Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

AQUILA, INC.

By: /s/ Michael Cole
Michael Cole
Vice President, Finance and Treasurer

UNION BANK OF CALIFORNIA, N.A.
as Administrative Agent, Issuing Bank and a Lender

By: /s/ Susan K. Johnson
      Name: Susan K. Johnson
      Title:  Vice President

ALLIED IRISH BANKS, P.L.C.
as a Lender

By: /s/ Aidan Lanigan
      Name: Aidan Lanigan
      Title:  Vice President

By: /s/ David O’Driscoll
      Name: David O’Driscoll
      Title: Assistant Vice President

GENERAL ELECTRIC CAPITAL CORPORATION
as a Lender

By: /s/ Randall Hornick
      Name: Randall Hornick
      Title:  Authorized Signatory

By: ________________________________
      Name:
      Title:

ING CAPITAL LLC
as a Lender

By: /s/ Stephen E. Fischer
      Name: Stephen E. Fischer
      Title: Managing Director

By: /s/ Polina Gerasimova
      Name: Polina Gerasimova
      Title: Associate

CREDIT INDUSTRIAL ET COMMERCIAL
as a Lender

By: /s/ Mark D. Palin
      Name: Mark D. Palin
      Title: Vice President

By: _________________________
      Name:
      Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
as a Lender

By: /s/ James Moran
      Name: James Moran
      Title: Managing Director

By: /s/ Nupur Kumar
      Name: Nupur Kumar
      Title: Associate

ERSTE BANK DER OESTERREICHISSCHEN
SPARKASSEN AG
as a Lender

By: /s/ Bryan J. Lynch
      Name: Bryan J. Lynch
      Title: Managing Director

By: /s/ Patrick W. Kunkel
      Name: Patrick W. Kunkel
      Title: Executive Director

LEHMAN COMMERCIAL PAPER INC.
As a Lender

By: /s/ Randall Braunfeld
      Name: Randall Braunfeld
      Title:  Authorized Signatory

LANDESBANK HESSEN-THURINGEN
GIROZENTRALE
as a Lender

By: /s/ David A. Leech
      Name: David A. Leech
      Title: Senior Vice President
Corporate Finance Division

By: /s/ Gaelle Waddington
      Name: Gaelle Waddington
      Title: Assistant Vice President
Corporate Finance Department

HVB GLOBAL ASSETS COMPANY L.P.
as a Lender

By: /s/ Carmen Depaula
      Name: Carmen Depaula
      Title: CPA

By: /s/ Michael Terry
      Name: Michael Terry
      Title: Attorney-in-fact

THE FOOTHILL GROUP, INC.
as a Lender

By: /s/ Dennis R. Ascher
      Name: Dennis R. Ascher
      Title: Sr. VP

By: ________________________________
      Name:
      Title: